                                IP Benefits You


                             Unfunded Savings Plan



                                   [Graphic]



                           INTERNATIONAL [LOGO] PAPER

                                IP Benefits You

                                   [Graphic]


Overview of the Plan
Who Is Eligible
How to Enroll
Participation
   How the Plan Works
   How Participation in the Plan Affects Your Other Benefits

Types of Contributions
   Basic Contributions
   Company Matching Contributions
   Supplemental Contributions
   MIP Deferral Election
   Changing Your Rate of Contributions

Investment Options
   Basic and Supplemental Contributions
   Company Matching Contributions
   Changing Investment of Future Contributions

Investment Fund Equivalents
   The Stable Value Fund Equivalent
   The Bond Fund Equivalent
   The Balanced Fund Equivalent
   The S&P 500 Index Fund Equivalent
   The Small Cap Fund Equivalent
   The Growth Fund Equivalent
   The International Stock Fund Equivalent
   The Company Stock Fund Equivalent
   Rate of Return on Your Investment
   Valuation of Your Account

Interfund Transfers
   Transfers of Basic Contributions and Supplemental Contributions Transfers of Company Matching Contributions

Vesting Rights
   Vesting of Your Contributions
   Vesting of Company Matching Contributions

Withdrawals
   Designated at Initial Plan Participation
   Designated After Initial Plan Participation

Distributions
   Termination of Employment
   Retirement or Disability
   How Payments Are Made
   Distributions Upon Death

Other Information
   Nonassignability of Interest
   If You Are Transferred
   Federal Income Tax Information

General Administration of the Plan


Introduction

  The International Paper Company Unfunded Savings Plan (the USP or Plan) is a savings plan designed to provide you with an opportunity to save through your own deferrals of pay and through company matching contributions.

  The USP is an unfunded deferred compensation plan. This means that the pay which you defer under the USP and any company matching contributions credited to your account are not invested in a separate trust. Instead, all deferred amounts will be paid directly by the company out of its general assets at the time when benefits become due and payable under the Plan.

  The Plan was amended and restated effective January 1, 1995. This booklet reflects provisions effective February 1, 2000, unless otherwise indicated.

  This booklet is intended to help you better understand your benefits under the Plan. If there is any conflict between the information in this summary plan description and the provisions of the Plan, the plan document always will control.

                                IP Benefits You

                                   [Graphic]


Overview of the Plan

o You have the opportunity to defer more than the statutory maximum allowed in the International Paper Company Salaried Savings Plan (the SSP);

o Company matching contributions are credited on your basic contributions;

o Basic contributions and supplemental contributions may be credited with earnings based on your choice of eight investment fund equivalents -- the Stable Value Fund Equivalent, the Bond Fund Equivalent, the Balanced Fund Equivalent, the S&P 500 Index Fund Equivalent, the Small Cap Fund Equivalent, the Growth Fund Equivalent, the International Stock Fund Equivalent and the Company Stock Fund Equivalent;

o Company matching contributions are credited with earnings based on the Company Stock Fund Equivalent;

o Taxes are deferred on your contributions, company matching contributions and earnings credited to your account until distributed from the Plan;

o The value of your contributions is vested immediately, and a vesting schedule is applied to company matching contributions;

o While you are actively employed, distributions of specific dollar amounts may be made from your contributions without penalty or suspension, provided you designate the amounts and dates of distribution prior to initial plan participation;

o While you are actively employed, withdrawals of your contributions may be made with a 10 percent forfeiture penalty and 12-month suspension of contributions, if the withdrawal distribution is requested after initial plan participation;

o On and after February 1, 2000, you may transfer the balance of your basic and supplemental contributions among the eight investment fund equivalents daily;

o Beginning with the year you attain age 55, you may transfer all or part of the balance of your company matching contributions from the Company Stock Fund Equivalent among the other investment fund equivalents. This provision is effective October 1, 1999;

o If you retire or become disabled, you may receive your account balance in a lump sum or installments, or you may defer commencement up to age 70 1/2.


Who Is Eligible

  You are eligible to participate in the Plan if you are:

o Eligible to participate in the Salaried Savings Plan; and

o Employed in Position Level 18 or above (or equivalent) or have SSP plan compensation in excess of $160,000 (indexed for cost of living) for the preceding calendar year.

  In order to participate, you must enroll in the Plan and be actively contributing to the Salaried Savings Plan.

                                IP Benefits You

                                   [Graphic]

How to Enroll

  When you become eligible, you will be given an enrollment packet. You may make your elections by calling Savings Plan PAL. If you choose to make contributions to the Plan, you will:

o Select the percentage of total pay you want to contribute under the SSP and the USP, in combination;

o Authorize the company to make payroll deductions for your contributions;

o Choose the investment fund equivalent(s) for your contributions;

o Designate any in-service distribution(s) to be paid to you; and

o Select your beneficiary(ies).

  Important Note - If you choose not to join the Plan when you first become eligible, you may join at a later date by calling Savings Plan PAL.


Participation

How the Plan Works

  If you choose to participate in the USP, your SSP and USP contributions are determined in combination and are allocated between the two plans based on the following:

o The percentage of compensation which you wish to save; and

o Your choice to either maximize before-tax contributions or to maximize contributions to the SSP.

  You also have the following optional choice:

o Your USP contributions may be limited to the maximum basic rate available.

  When you become a participant in the Plan, an account is established for you. Your account contains all the details relating to your contributions, company matching contributions and any investment fund equivalent gains or losses. This information is recorded separately for each investment fund equivalent in which you have amounts credited.

How Participation in the Plan Affects Your Other Benefits

  Most salaried pensions under the Retirement Plan of International Paper Company are based on final average earnings. In general, earnings included in the pension calculation are base pay, bonuses, salary deferrals to the SSP and to Internal Revenue Code Section 125 Plans (including Health and Dependent Day Care contributions), but not salary deferred as contributions under this Plan. Thus, making contributions to the Plan during your final years of employment, when final average earnings are calculated, could reduce your annual pension from the Retirement Plan.

  However, if your Retirement Plan pension is reduced by your contributions to this Plan, the amount of the reduction will be paid as a benefit from the International Paper Company Pension Restoration Plan at retirement. The Pension Restoration Plan is a nonqualified plan with benefits paid from the general assets of the company.

  Important Note - Making contributions to this Plan will not lower your life insurance or disability insurance benefits from the company.

                                IP Benefits You

                                   [Graphic]

Types of Contributions

  The following sections describe the various types of contributions you may make to the SSP and USP, as well as any company matching contributions which may be credited to your accounts under the SSP and USP.

  You must designate the percentage of your total pay which you wish to contribute to the combined SSP/USP. Your contributions will be designated as basic or supplemental.

Basic Contributions

  The first contributions which you make will be designated as basic contributions. The range of percentages permitted for basic contributions is listed in the Appendix.

  Basic contributions are credited with company matching contributions.

Company Matching Contributions

  The company will credit matching contributions to your SSP or USP account in an amount equal to a percentage of the basic contributions which you make. The company matching percentage is listed in the Appendix.

Supplemental Contributions

  If you make the maximum basic contributions permitted, any excess contributions will be designated as supplemental contributions. The range of percentages permitted for supplemental contributions is listed in the Appendix.

  Supplemental contributions are not eligible for company matching contributions.

MIP Deferral Election

  As a participant in the company's Management Incentive Plan (MIP), you have the option of making a separate election as to the rate of contributions to be applied to your MIP award. Midyear, you will receive communications outlining the process to make this election.

Changing Your Rate of Contributions

  Once a month you may:

o Increase or decrease the percentage of total pay you contribute under the combined SSP/USP; or

o Suspend your contributions.

  To make a change, enter the change on Savings Plan PAL. The change will take effect as soon as administratively possible after the month in which the change is made.


Investment Options

  The Plan has eight investment options: the Stable Value Fund Equivalent; the Bond Fund Equivalent; the Balanced Fund Equivalent; the S&P 500 Index Fund Equivalent; the Small Cap Fund Equivalent; the Growth Fund Equivalent; the International Stock Fund Equivalent and the Company Stock Fund Equivalent. Since this is an unfunded plan, your contributions and any company matching contributions are not invested in a separate trust. Instead, your account is simply credited with the same investment gain or loss that it would have received had it been invested in the Stable Value Fund, Bond Fund, Balanced Fund, S&P 500 Index Fund, Small Cap Fund, Growth Fund, International Stock Fund and/or Company Stock Fund of the SSP.

Basic and Supplemental Contributions

  You may invest your basic and supplemental contributions among the Stable Value Fund Equivalent, the Bond Fund Equivalent, the Balanced Fund Equivalent, the S&P 500 Index Equivalent, the Small Cap Fund Equivalent, the Growth Fund Equivalent, the International Stock Fund Equivalent and the Company Stock Fund Equivalent, in multiples of 1 percent.

                                IP Benefits You

                                   [Graphic]

Company Matching Contributions

  Company matching contributions are invested in the Company Stock Fund Equivalent.

Changing Investment of Future Contributions

  You may change your choice of investment fund equivalents for your future basic and supplemental contributions daily. Your investment selection will be processed with the next available payroll cycle.


Investment Fund Equivalents

The Stable Value Fund Equivalent

  The Stable Value Fund Equivalent is based on the SSP Stable Value Fund which seeks to preserve capital while earning a competitive rate of return by investing in a diversified portfolio of contracts backed by high-quality bonds and investment contracts issued by insurance companies and banks. The rate of return earned by the SSP fund will be a function of the rates earned on each of the fund's holdings, which are actively managed, and will be impacted by changes in interest rates.

The Bond Fund Equivalent

  The Bond Fund Equivalent is based on the SSP Bond Fund which seeks a high level of interest income and some capital appreciation by investing in a diversified portfolio representative of the U. S. bond market. The fund invests primarily in U.S. government, investment grade corporate, and mortgage-backed securities. The fund's value will usually change in response to interest rates. When interest rates rise, the value of the fund can generally be expected to decline; conversely, when interest rates fall, the value of the fund can generally be expected to rise.

The Balanced Fund Equivalent

  The Balanced Fund Equivalent is based on the SSP Balanced Fund which seeks long-term capital growth and income through investment in a managed mutual fund of 60-70 percent stocks and 30-40 percent high-quality bonds. The stocks are held for potential growth and income from dividends, while the bonds are held for income and relative stability. The value of your investment will fluctuate with the market prices of and income earned by the mutual fund's holdings.

The S&P 500 Index Fund Equivalent

  The S&P 500 Index Fund Equivalent is based on the SSP S&P 500 Index Fund which seeks long-term growth of capital and income by investing in a mutual fund which holds the 500 most widely held stocks in the U.S. in an attempt to match the performance and risk characteristics of the Standard & Poor's 500 Composite Stock Price Index. The value of your investment will fluctuate with the market prices of and dividends paid on the various stocks held in the mutual fund.

The Small Cap Fund Equivalent

  The Small Cap Fund Equivalent is based on the SSP Small Cap Fund which seeks long-term growth of capital by investing in stocks that are among the smallest companies in the stock market (these stocks generally have market capitalizations of less than $2.5 billion). In aggregate, this fund has a blended orientation, holding stocks that have both a growth- and value-orientation. The value of your investment will fluctuate with the market prices of the various stocks held in the fund.

                                IP Benefits You

                                   [Graphic]

The Growth Fund Equivalent

  The Growth Fund Equivalent is based on the SSP Growth Fund which seeks long-term growth of capital by investing in a managed mutual fund of common stocks of mid- to large-capitalization companies exhibiting above-average prospects for growth. Dividend income is a secondary consideration. The value of your investment will fluctuate primarily with the market prices of the various stocks held by the mutual fund.

The International Stock Fund Equivalent

  The International Stock Fund Equivalent is based on the SSP International Stock Fund which seeks long-term growth of capital by investing in a diversified mutual fund of stocks of companies outside the United States, normally investing in at least five different countries. The value of your investment will fluctuate with the market prices of the various stocks held by the mutual fund and can be affected by currency exchange rates.

The Company Stock Fund Equivalent

  The Company Stock Fund Equivalent is based on the SSP Company Stock Fund which is invested in International Paper Company common stock. Dividends are reinvested in additional shares of International Paper Company common stock. The value of the SSP fund fluctuates depending upon dividends paid and the market value of the stock.

Rate of Return on Your Investment

  Any investment involves some degree of financial risk. Furthermore, since your USP contributions are not in a separate trust but are part of the company's general assets, participation in this Plan involves greater risks than participation in the Salaried Savings Plan. The annual investment results will vary depending on the growth of the equivalent investment fund which is being mirrored. Investment results will be reported to you quarterly.

Valuation of Your Account

  Each of the investment fund equivalents is valued every day that the New York Stock Exchange (NYSE) is open using the daily price on the NYSE. The value of your account is equal to: the amounts you originally contributed, plus your company matching contributions, plus deemed reinvested earnings, plus any equivalent increase or less any equivalent decrease in the market value of your investments, less any distributions from your account.

  Quarterly, you will receive a statement showing the value of your account. This statement will show all savings activity, including your contributions, company matching contributions, investment experience and any transfers or distributions made in that investment period.


Interfund Transfers

Transfers of Basic Contributions and Supplemental Contributions

  On a daily basis, you may transfer the balance of your basic and supplemental contributions in the Plan among the Stable Value Fund Equivalent, the Bond Fund Equivalent, the Balanced Fund Equivalent, the S&P 500 Index Fund Equivalent, the Small Cap Fund Equivalent, the Growth Fund Equivalent, the International Stock Fund Equivalent and the Company Stock Fund Equivalent so that the resulting investments in such investment fund equivalents are in multiples of 1 percent. The transfers will take effect each day the NYSE is open, provided the request is entered by close of business, generally 4 p.m. Eastern time.

Transfers of Company Matching Contributions

  Beginning with the year in which you attain age 55 or older, you may transfer all or a part of the balance of company matching contributions in the Company Stock Fund Equivalent so that it is reallocated among the

                                IP Benefits You

                                   [Graphic]

Stable Value Fund Equivalent, the Bond Fund Equivalent, the Balanced Fund Equivalent, the S&P 500 Index Fund Equivalent, the Small Cap Fund Equivalent, the Growth Fund Equivalent, the International Stock Fund Equivalent and/or the Company Stock Fund Equivalent. This transfer may be made on a daily basis during the calendar year and will take effect each day that the NYSE is open, provided the request is entered by close of business, generally 4 p.m. Eastern time. You must designate the percentage of your account to be transferred, in multiples of 1 percent. The balance must be invested in the available investment fund equivalents in multiples of 1 percent.

  To make a transfer, enter the transfer request on Savings Plan PAL. Transfers are processed every day that the NYSE is open, as of the close of business, generally 4 p.m. Eastern time.


Vesting Rights

Vesting of Your Contributions

  You always are 100 percent vested in the value of your contributions to the Plan.

Vesting of Company Matching Contributions

  You become vested in the value of company matching contributions as follows:

                Years of Service                Vested
                   Completed                  Percentage
               ------------------------------------------
                Less than 3                          0%
               ------------------------------------------
                3 but less than 4                   35%
               ------------------------------------------
                4 but less than 5                   70%
               ------------------------------------------
                5 or more                          100%
               ------------------------------------------


Withdrawals

  To offer you the financial flexibility you may need, the Plan gives you access to your account during your active employment through withdrawals, subject to certain penalties described below.

Designated at Initial Plan Participation

  At initial plan participation, you may designate specific dollar amount(s) to be paid at specific date(s) in the future. These withdrawals are made from the balance of your basic and supplemental contributions to the extent such amount(s) are available and provided the designated date(s) occur before your termination of employment. There are no penalties associated with this type of withdrawal.

Designated After Initial Plan Participation

  After initial plan participation, you may request a withdrawal, for any reason and in any amount, to be paid from the balance of your basic and supplemental contributions. The withdrawal payment will be made in the year following your request, on the date you designate. Because of the IRS tax-deferred status of accounts under the Plan, your contributions to the Plan will be suspended for the year during which the withdrawal is paid and your withdrawal amount will be reduced by 10 percent.

  Important Note - Any withdrawal may be restricted to the extent necessary to comply with certain statutory limitations regarding the five officers subject to proxy disclosure reporting.

                                IP Benefits You

                                   [Graphic]

Distributions

  Distribution of your account balance is made under a form of payment described below, based on the event causing distribution.

Termination of Employment

  If your employment terminates before retirement or disability, your account balance will be distributed to you in a lump sum at termination.

Retirement or Disability

Normal Form

  Under the normal form, if your employment terminates due to retirement at or after age 55 with 10 years of service or due to disability, your account balance will be distributed to you in a lump sum in January following your retirement.

Optional Form

  If you do not want your distribution paid in the normal form, you may make a choice prior to your retirement to have your distribution paid in an optional form. Under this choice, you may defer receipt of your account balance to a designated date beginning any time in the year following retirement and up to age 70 1/2 , and you may choose to receive distribution in either a lump sum or installments over 5 to 20 years. If you elect the optional form, you must forward a completed distribution and deferral form to the savings plan service center prior to your retirement date.

How Payments Are Made

  The value of your account will be determined as soon as practicable after your distribution date. Your distribution will be processed by the end of the month following your termination. Interest and dividends will be credited to your account until the valuation date. All distributions will be made in cash.

  Distribution requests will be processed as soon as practicable following the receipt of the distribution form. In general, distributions are processed on a monthly cycle, with interest and dividend equivalents credited to your account to the payment date. A detailed schedule of distribution processing cycles is available from the savings plan service center.

Distributions Upon Death

  If you die while actively employed or before distribution of your account balance, the value of your account will be paid to your designated beneficiary(ies) in a lump sum as soon as practicable following your death.

  If you die while receiving installment payments, the remaining installment payments will continue to your designated beneficiary(ies). The plan administrator, in its discretion, may choose to pay the balance in a lump sum to your beneficiary(ies).


Other Information

Nonassignability of Interest

  Apart from your right to name one or more beneficiaries to receive any distribution payable in the event of your death, federal law requires that no right to payment under the Plan can be subject to sale, transfer, pledge, assignment, attachment or encumbrance of any kind.

If You Are Transferred

  If you are transferred to a subsidiary or group that is not covered by the Plan and, as a result, are no longer eligible to make deferrals under the Plan, your account will remain in the Plan until distributed. However, you will not be able to make contributions under the Plan, and the company will not credit any additional company matching contributions to your account.

                                IP Benefits You

                                   [Graphic]

Federal Income Tax Information

  While any amount you choose to defer as USP contributions will reduce the amount of your current reportable total pay for federal income and certain state and local income tax purposes, your deferral will not reduce the amount of your reportable total pay which is subject to Social Security and Medicare taxes. All amounts deferred (and company matching contributions as they "vest") are included in your Social Security and Medicare wage bases subject to the statutory annual Social Security maximum wage base (the Medicare wage base is unlimited).

  When you receive a payment from the Plan, you will be responsible for paying any income taxes that apply in the year you receive your payment. The total amount of your distribution (including withdrawals) will be reflected on your Form W-2 from the company and will be taxable as additional compensation in the year of payment.

  Federal and state laws require that applicable federal, state and local income taxes be withheld from your distribution. The plan administrator will provide you with a distribution statement showing the details.

  Because the Plan is an unfunded, non-qualified deferred compensation plan, the rollover rules are not available.


General Administration of the Plan

Plan Sponsor

  The Plan described in this summary plan description is sponsored by:

  International Paper Company
  Two Manhattanville Road
  Purchase, NY 10577
  (914) 397-1500

Plan Administrator

  The administration of the Plan is the responsibility of the plan administrator, who is:

  Senior Vice President - Human Resources
  International Paper
  c/o Employee Benefits Department
  6400 Poplar Avenue
  Memphis, TN 38197
  (901) 763-6000

  As an officer of the company, the plan administrator serves at the discretion of the company's board of directors. No charge is made to the employee accounts under this Plan for compensation of the plan administrator.

Amendment and Termination

  The company reserves the right to amend, suspend or terminate the Unfunded Savings Plan at any time, provided that any such action shall not adversely affect any plan participant's right to receive payment, pursuant to the terms of this Plan, of any unpaid vested amounts.

                                IP Benefits You

                                   [Graphic]

ERISA Classification

  The Plan is an unfunded employee pension benefit savings plan which is maintained by the company "for the purpose of providing deferred compensation for a select group of management or highly compensated employees." The Plan is, therefore, exempt from Parts 2, 3 and 4 of Subtitle B of Title I of the Employee Retirement Income Security Act of 1974, as amended (ERISA) which pertains to participation and vesting, funding and fiduciary responsibilities. Pursuant to regulations issued by the Secretary of Labor in 29 CFR 2520.104-23, the Plan is exempted from the reporting and disclosure provisions of Part 1 of Subtitle B of Title I of ERISA, except for providing plan documents to the Secretary of Labor upon request. Title IV of ERISA relating to plan termination insurance does not apply to the Plan, and insurance benefits of the type specified in Title IV of ERISA will not be extended to plan participants or their beneficiaries.

Available Information

  The company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the Exchange Act) and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the Commission). Copies of such reports, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; the Commission's regional offices at 26 Federal Plaza, Room 1102, New York, New York 10278; and 219 S. Dearborn Street, Chicago, Illinois 60604. Copies of such material also can be obtained at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005, where the shares of the company's common stock are listed.

  The company hereby undertakes to provide without charge to each participant, upon written or oral request of such person to the company at the address set forth below, a copy of its most recent annual report to shareholders, as well as any and all information that has been incorporated by reference in the Registration Statement of which this document is a part, excluding exhibits to the information incorporated by reference unless such exhibits are specifically incorporated herein. Additional updating information with respect to the securities and the Plan covered herein may be provided in the future by means of updates to this document. Such written or oral requests should be directed to:

  International Paper Company
  Two Manhattanville Road
  Purchase, NY 10577
  Attn: Investor Relations Department
  (914) 397-1500

  The company hereby incorporates by reference into this document the following documents filed with the Commission:

o The company's Annual Report on Form 10-K;

o All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act by the company and by the Plan; and

o The description of the common stock of the company contained in the Registration Statements filed pursuant to Section 12 of the Exchange Act relating thereto, including any amendment or report filed for the purpose of updating such description.

  All documents filed by the company pursuant to Section 13, 14 or 15(d) of the Exchange Act after the date of this document and before the termination of this offering of the company's common stock will be deemed to be incorporated by reference into this document and to be part hereof from the date of filing of such documents.

                                IP Benefits You

                                   [Graphic]

                         Unfunded Savings Plan Appendix

                           Basic                Supplemental              Company
                       Contributions           Contributions              Matching
Organization          (Percent of Pay)        (Percent of Pay)          Contributions
--------------------------------------------------------------------------------------------
International Paper        1 - 8%                  1 - 77%          70% of basic up to 4%;
locations with SIP                                                50% of basic up to next 4%
--------------------------------------------------------------------------------------------
xpedx                     1 - 7.5%               .5 - 77.5%             50% of basic
--------------------------------------------------------------------------------------------





SAL_USPA-2000                                             Printed September 1999

                           INTERNATIONAL [LOGO] PAPER



                                 September 1999
             International Paper is an equal opportunity employer.
                                    M/F/D/V



                                   USP_SAL99
   Printed on Regalia'r' by Hammermill, Olde Porcelain, 80 lb., Text, Smooth.